THIOKOL CORPORATION

                            EXECUTIVE BONUS PLAN

                          AS AMENDED AND RESTATED
                          EFFECTIVE JUNE 16, 1997

                             TABLE OF CONTENTS

SECTION                                                                  PAGE
-------                                                                  ----

 1                         PURPOSE OF PLAN                                 1

 2                         DEFINITIONS                                     1

 3                         ELIGIBILITY FOR PARTICIPATION                   6

 4                         TARGET BONUS OPPORTUNITY                        6

 5                         SETTING  THE PERFORMANCE GOALS AND              8
                           PARTICIPANT GOALS

 6                         CALCULATION OF THE ACTUAL BONUS AWARD           8

 7                         SPECIAL PARTICIPANTS AND DISCRETIONARY
                           BONUS                                          17

 8                         COMPENSATION NATURE OF THE TARGET BONUS        17
                           OPPORTUNITY AND ACTUAL BONUS AWARD

 9                         METHOD OF PAYMENT OF ACTUAL BONUS AWARD        18
                           AND TAX WITHHOLDING

10                         TERMINATION OF EMPLOYMENT, CROSS-TRANSFER,     18
                           PROMOTION AND DEMOTION

11                         CHANGE OF CONTROL                              20

12                         ADMINISTRATION AND MODIFICATION OF THE PLAN    23

13                         AMENDMENT OR TERMINATION OF PLAN AND           24
                           DURATION OF PLAN

14                         PLAN NOT A CONTRACT OF EMPLOYMENT              25

15                         NON-ASSIGNABILITY OF RIGHTS                    25

                            THIOKOL CORPORATION
                            -------------------
                            EXECUTIVE BONUS PLAN
                            --------------------


SECTION 1 - PURPOSE OF THE PLAN
-------------------------------

The Thiokol Executive Bonus Plan is principally designed as a short-term incentive compensation bonus plan for selected employees of Thiokol Corporation whose positions of responsibility enable them to affect the success and profitability of the Corporation. Adopted by the Board of Directors of the Corporation June 18, 1992 and amended and restated June 16, 1997, the Plan provides an annual cash bonus opportunity to each Participant based on the respective performance of the Corporation or the Participant's Division or Operating Unit towards specific pre-determined financial goals and the Participant's achievement of specified individual objectives.

SECTION 2 - DEFINITIONS
-----------------------

2.0 As used herein the terms below shall have the following meanings. Any of these terms, unless the context otherwise requires, may be used in the singular or plural depending upon the reference.

2.1       "Actual  Bonus  Award"  means the actual  bonus award earned by a
          Participant  as  incentive   compensation   for  each  Plan  Year
          calculated in the manner described in Section 6 hereof.

2.2 "Actual Performance Results" means: (i) the actual Earnings Per Share and Participant Goals achieved for the Plan Year for Group A Participants; (ii) actual, Operating Unit Net Profit and Participant Goals achieved for the Plan Year for Group B Participants, and; (iii) the Division Net Profit and Participant Goals achieved for the Plan Year for Group C Participants.

2.3 "Base Annual Salary" means the Participant's base annualized salary for the Salary Grade for which a Participant is assigned by the Committee July 1 of the Plan Year. The Base Annual Salary on which the Actual Bonus Award will be paid shall be adjusted for the amount of any increase (or decrease) granted a Participant within the Participant's designated Salary Grade during the Plan Year. Such adjustment shall be the weighted average of the Base Salary for the period comprising the number of months in the Plan Year at the rate in effect on July 1 and the number of months at the rate in effect subsequent to such increase (or decrease) or increases or decreases if more than one during the Plan Year.

2.4 "Board of Directors" means the Board of Directors of the Corporation as constituted from time to time.

2.5 "Chairman" means the Chairman of the Board of Directors of the Corporation.

2.6 "Committee" means the Compensation Committee of the Board of Directors charged with administering the Plan.

2.7 "Consolidated Balance Sheet" means the balance sheet of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.8 "Consolidated Income Statement" of the Corporation means the income statement of the Corporation and its subsidiaries prepared on a consolidated basis in accordance with generally accepted accounting practices.

2.9 "Corporation" or "Company" means Thiokol Corporation and its subsidiaries.

2.10 "Corporation Performance Goals" means the Earnings Per Share performance goals set by the Committee for Group A Participants.

2.11 "Division" means a distinct measurable profit center of the Corporation or any subsidiary, division, or a branch, domestic or foreign, of the Corporation, designated by the Committee as a division for the purposes of this Plan and may include the consolidation of business units.

2.12 "Division Net Profit" means the net pre-tax profit of the Division net of all year-end adjustments included in the Consolidate Income Statement of the Corporation for the Plan Year.

2.13 "Division Net Profit Goal" means the division net profit goal set by the Committee at the beginning of the Plan Year on which the Target Opportunity is based.

2.14 "Division Performance Goals" means the division net profit performance goals set by the Committee for Group C Participants.

2.15 "Earnings Per Share" means the earnings per share shown on the Corporation's Consolidated Statement of Income at the end of the Plan Year.

2.16 "Earnings Per Share Goal" means the earnings per share goal set by the Committee at the beginning of the Plan Year on which the Target Bonus Opportunity is based.

2.17 "Group A Participant" means those persons designated by the Committee for the Plan Year to be Group A Participants.

2.18 "Group B Participant" means those persons designated by the Committee for the Plan Year to be Group B Participants.

2.19 "Group C Participant" means those persons designated by the Committee for the Plan Year to be Group C Participants.

2.20 "Operating Unit" means a distinct measurable profit center of the Corporation or any subsidiary, division, or a branch, domestic or foreign, of the Corporation designated by the Committee as an operating unit for the purposes of this Plan and may include the consolidation of business units.

2.21 "Operating Unit Net Profit" means the net pre-tax profit of the Operating Unit net of all year-end adjustments included in the Consolidated Income Statement of the Corporation for the Plan Year.

2.22 "Operating Unit Net Profit Goal" means the Operating Unit Net Profit set by the Committee at the beginning of the Plan Year on which the Target Bonus Opportunity is based.

2.23 "Operating Unit Performance Goals" means the Operating Unit Net Profit Goal performance goals set by the Committee for Group B Participants.

2.24 "Participant" means any person, selected by the Committee for participation in this Plan, as either a Group A Participant, a Group B Participant, a Group C Participant or a Special Participant and who has agreed to participate in this Plan as provided in Section 3, hereof.

2.25 "Performance Goals" means the Corporation Performance Goals, Division Performance Goals and Operating Unit Performance Goals set by the Committee as the performance goals to be achieved for the Plan Year.

2.26 "Plan" means the Thiokol Corporation Executive Bonus Plan. The first Plan shall be effective for the Corporation's fiscal year beginning July 1, 1997.

2.27 "Plan Year" means the fiscal year of the Corporation July 1 through June 30.

2.28 "Salary Grade" means the salary classification to which a Participant is assigned by the Committee.

2.29 "Special Participant" means an individual designated as a special participant by the Committee to receive a discretionary bonus as set forth in Section 7 hereof.

2.30 "Participant Goals" means the individual goals set forth in writing by each Participant at the beginning of the Plan Year approved by the Committee defining the goals and objectives for each Participant to achieve during the Plan Year. Each of such goal, which may be either a financial or qualitative goal or a combination thereof for each such Participant, shall be assigned a weight such as to rank it's relative importance in relation to the other goals and the sum total of the weights for all such goals shall equal one hundred (100). In the event any such goals requires more than twelve months to complete, a written measurable criteria shall be included in each of such goals against which performance results towards achieving such goals can be measured for the Plan Year. At the end of the Plan Year the Committee shall review the goals achieved in relationship to these goals set at the beginning of the Plan Year and determine if each such Goal was either (i) not met; (ii) partially met; (iii) all met; or
          (iv) exceed as set forth on Table 5.

2.31 "Subsidiary" means a corporation, both domestic and foreign, at least eighty-five percent (85%) of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or any subsidiary of the Corporation.

2.32 "Target" means the percentage determined by the Participant's Salary Grade, as set forth in Table 1 in Section 4 hereof, on which the Target Bonus Opportunity is calculated.

2.33 "Target Bonus Opportunity" means the dollar value of the incentive bonus opportunity awarded to each Participant at the beginning of each Plan Year based upon the Participant's Base Annual Salary, Salary Grade and corresponding Target.

SECTION 3 - ELIGIBILITY FOR PARTICIPATION
-----------------------------------------

To be eligible for participation in the Plan, a person must be designated either a Group A Participant, Group B Participant, Group C Participant or Special Participant by the Committee and agree in writing to be a participant in the Plan bound by the terms and conditions hereof by executing the participant acknowledgment. Special Participants shall participate upon such terms and conditions as the Committee may designate.

SECTION 4 - TARGET BONUS OPPORTUNITY
------------------------------------

The Target Bonus Opportunity for each Participant is set at the beginning of each Plan

Year and shall be based on the Salary Grade and Target expressed as a percent set forth in Table 1:

==============================================================================

                                  TABLE 1
                                  -------

                          TARGET BONUS OPPORTUNITY

==============================================================================

 SALARY GRADE                                                  TARGET
                                                              (PERCENT)

==============================================================================


       3                                                         30%
------------------------------------------------------------------------------
       2                                                         25%
------------------------------------------------------------------------------

       1                                                         20%
------------------------------------------------------------------------------


The Target Bonus Opportunity shall equal the amount of the Participant's Base Annual Salary multiplied by the corresponding Target, expressed as a percent set forth opposite the Participant's Salary Grade shown in Table 1.

The Target Bonus Opportunity is calculated by the following formula:
           Target Bonus Opportunity = Base Annual Salary X Target(1)



_________________________________________

(1)Target expressed as a percent based on Participant's Salary Grade-Table 1.

SECTION 5 - SETTING THE PERFORMANCE GOALS AND PARTICIPANT GOALS
---------------------------------------------------------------

At the beginning of the Plan Year the Committee shall set the Performance Goals and approve Participant Goals.

SECTION 6 - CALCULATION OF THE ACTUAL BONUS AWARD
-------------------------------------------------

The Actual Bonus Award that may be earned by a Participant for the Plan Year is expressed as a percentage of the Target Bonus Opportunity based on the Actual Performance Results achieved for the Plan Year. The Actual Bonus Award is calculated as hereinafter described.

Group A Participants:

For Group A Participants, the amount of the Actual Bonus Award that may be earned shall be based on an attainment of the Corporation Performance Goals and Participant Goals expressed as a percentage of the Participant's Target Bonus Opportunity in Table 2 and Table 5.

The value of the Actual Bonus Award Earned by Group A Participants is defined by the following formula:

                             EARNINGS PER SHARE
                             ------------------

LINE A

                             Percentage of Target Bonus Opportunity
Target Bonus Opportunity  X  which may be earned as an Actual Bonus =  $ AWARD
                             Award from Table 2.

                              PLUS OR (MINUS)
                              ---------------
                             PARTICIPANT GOALS
                             -----------------

LINE B

                           Percentage of Target Bonus Opportunity
Target Bonus Opportunity X which may be earned as an Actual Bonus  =   $ AWARD
                           Award from Table 5.

                                EQUALS                     ___________________
                                ------

Total Value of Actual Bonus Award (Line A + (-) Line B)           =    $ AWARD

==============================================================================

                                  TABLE 2
                                  -------

                            GROUP A PARTICIPANTS
                             EARNINGS PER SHARE
                              PERFORMANCE GOAL

==============================================================================


Actual EPS Achieved measured against      Percent of Target Bonus Opportunity
EPS Goals                                 which may be earned as an Actual
                                          Bonus Award

==============================================================================

 Below 90% of Goal                                        0%
------------------------------------------------------------------------------

    90% of Goal                                          25%
------------------------------------------------------------------------------

     95% of Goal                                        47.5%
------------------------------------------------------------------------------

    100% of Goal                                          70%
------------------------------------------------------------------------------

    105% of Goal                                          97%
------------------------------------------------------------------------------

    110% of Goal                                         123%
------------------------------------------------------------------------------

    115% of Goal                                         150%
------------------------------------------------------------------------------

 Above 115% of Goal                                      150%
------------------------------------------------------------------------------


For performance results between the EPS rates shown, linear interpolation set forth in Exhibit A will be used to compute the Actual Bonus Award.

==============================================================================

Group B Participants:

For Group B Participants, the amount of the Actual Bonus Award that may be earned shall be based on attainment of both the Operating Unit Performance Goals and Participant Goals in Table 3 and Table 5.

The value of the Actual Bonus Award Earned by Group B Participants is defined by the following formula:

                         OPERATING UNIT NET PROFIT
                         -------------------------

LINE A

                           Percentage of Target Bonus Opportunity
Target Bonus Opportunity X which may be earned as an Actual Bonus  =   $ AWARD
                           Award from Table 3.

                              PLUS OR (MINUS)
                              ---------------
                             PARTICIPANT GOALS
                             -----------------

LINE B

                            Percentage of Target Bonus Opportunity
Target Bonus Opportunity X  which may be earned as an Actual Bonus =   $ AWARD
                            Award from Table 5.

                                EQUALS                     ___________________
                               --------
Total Value of Actual Bonus Award (Line A + (-) Line B)           =    $ AWARD

==============================================================================

                                  TABLE 3
                                  -------

                            GROUP B PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL

==============================================================================


Actual Operating Unit Net               Percentage of Target Bonus Opportunity
Profit Achieved measured against        which may be earned as an Actual
Operating Unit Net Profit Goal          Bonus Award
==============================================================================

 Below 90% of Goal                                0%
------------------------------------------------------------------------------

   90% of Goal                                    25%
------------------------------------------------------------------------------

   95% of Goal                                   47.5%
------------------------------------------------------------------------------

  100% of Goal                                     70%
------------------------------------------------------------------------------

  105% of Goal                                     97%
------------------------------------------------------------------------------

  110% of Goal                                    123%
------------------------------------------------------------------------------

  115% of Goal                                    150%

------------------------------------------------------------------------------

Above 115% of Goal                                150%
==============================================================================
For performance results between the Operating Unit Net Profit rates shown, linear interpolation set forth in Exhibit A-1 will be used to compute the Actual Bonus Award.

==============================================================================

Group C Participants:

For Group C Participants, the amount of the Actual Bonus Award that may be earned shall be based on attainment of the Division Performance Goals and Participant Goals expressed as a percentage of the Participant's Target Bonus Opportunity in Table 4 and Table 5.

The value of the Actual Bonus Award Earned by Group C Participants is defined by the following formula:

                            DIVISION NET PROFIT
                            -------------------

LINE A

                            Percentage of Target Bonus Opportunity
Target Bonus Opportunity X  which may be earned as an Actual Bonus =   $ AWARD
                            Award from Table 4.

                              PLUS OR (MINUS)
                              ---------------
                             PARTICIPANT GOALS
                             -----------------

LINE B

                            Percentage of Target Bonus Opportunity
Target Bonus Opportunity X  which may be earned as an Actual Bonus =   $ AWARD
                            Award from Table 5.

                                EQUALS                     ___________________
                                ------
Total Value of Actual Bonus Award (Line A + (-) Line B)           =    $ AWARD

==============================================================================

                                  TABLE 4
                                  -------

                            GROUP C PARTICIPANTS
                          DIVISION UNIT NET PROFIT
                              PERFORMANCE GOAL

==============================================================================


Actual Division Net Profit              Percentage of Target Bonus Opportunity
measured against Division               which may be earned as an Actual Bonus
Net Pre-Tax Profit Goal                 Award

==============================================================================

 Below 90% of Goal                                     0%
------------------------------------------------------------------------------

   90% of Goal                                         25%
------------------------------------------------------------------------------

   95% of Goal                                        47.5%
------------------------------------------------------------------------------

  100% of Goal                                         70%
------------------------------------------------------------------------------

  105% of Goal                                         97%
------------------------------------------------------------------------------

  110% of Goal                                        123%
------------------------------------------------------------------------------

  115% of Goal                                        150%
------------------------------------------------------------------------------

  Above 115% of Goal                                  150%
==============================================================================

For   performance   results   between  the  Division  Net  Profit,   linear
interpolation set forth in Exhibit A-2 will be used to compute the Actual Bonus Award.

==============================================================================

Participant Goals:
------------------

For Group A Participants, Group B Participants and Group C Participants, the Actual Bonus Award that may be earned by Participants is set forth in Table 5 based on attainment of Participant Goals. Either the attainment or failure to attain the Participant Goals, as the case may be, is interrelated to the amount of the Actual Bonus Award earned and paid. Based on the level of Participant success in achieving Participant Goals, the Committee may declare either a positive or negative bonus amount based on the level of Participant Goals achieved by the Participant as (i) "objectives not met"; (ii) "objectives partially met"; (iii) "objectives all met"; and (iv) "objectives all exceeded" as set forth on Table 5. In the event of poor performance in achieving Participant Goals, the Committee award of a negative bonus amount will be subtracted from any Bonus Opportunity earned for achievement of Performance Goals in calculating the Actual Bonus Award earned. In the event Participant Goals are not met, no Actual Bonus Award will be earned.

==============================================================================

                                  TABLE 5
                                  -------

                 GROUP A, GROUP B AND GROUP C PARTICIPANTS
                             PARTICIPANT GOALS

==============================================================================

Actual Participant Goals               Percentage of Target Bonus Opportunity
Achieved measured against              which may be earned as an Actual Bonus
Participant Goals Set                  Award

==============================================================================

Goals Not Met                                        -175%(1)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Goals Partially Met                              -50% to 15%
------------------------------------------------------------------------------

Goals All Met                                    16% to 30%
------------------------------------------------------------------------------

Goals All Exceeded                               31% to 50%
------------------------------------------------------------------------------

The Committee shall determine the Percentage of the Target Bonus Opportunity, either positive or negative as the case may be, which may be earned as an Actual Bonus Award for each level of Participant Goals achieved.



(1) No Bonus will be paid when Goals are not met.

==============================================================================

Maximum and Minimum Bonus Award:

The Maximum Actual Bonus Award paid from this Plan is 175% of the Target Bonus Opportunity based on the Performance Goals and Participant Goals achieved. No Actual Bonus Award will be paid if Participant Goals are not met and the Actual Bonus Award will be partially reduced if a Participant's performance in achieving Participant Goals is poor or otherwise unsatisfactory as determined by the Committee.

SECTION 7 - SPECIAL PARTICIPANTS AND DISCRETIONARY BONUS
--------------------------------------------------------

7.0 The Committee may designate Special Participants for Plan participation on terms and conditions as may be determined from time to time by the Committee. Such individuals designated as Special Participants shall be Participants upon agreeing in writing to the terms and conditions set by the Committee for such participation.

7.1       The  Committee  may  pay  a  discretionary   bonus  to  any  such
          individual or group of individuals on such terms and conditions as the Committee may determine.

SECTION 8 - COMPENSATION NATURE OF THE TARGET BONUS OPPORTUNITY
---------------------------------------------------------------
AND ACTUAL BONUS AWARD
----------------------

The Target Bonus opportunity granted to a Participant at the beginning of the Plan Year as incentive compensation and payable to the Participant at the end of the Plan Year in the amount of the Actual Bonus Award earned is a binding compensation obligation of the Corporation to the Participant for the Plan Year in which the Actual Bonus Award is earned.

SECTION 9 - METHOD OF PAYMENT OF ACTUAL BONUS AWARD AND TAX
-----------------------------------------------------------
WITHHOLDING
-----------

The amount of the Actual Bonus Award earned by a Participant shall be paid by the Corporation to the Participant in cash within sixty (60) days subsequent to the end of the Plan Year. The Corporation shall withhold all applicable federal, state and local income taxes and other amounts required by law to be withheld for compensation.

SECTION 10 - TERMINATION OF EMPLOYMENT, CROSS-TRANSFER,
-------------------------------------------------------
PROMOTION AND DEMOTION
----------------------

10.1 In the event a Participant terminates employment either voluntarily or involuntarily including by retirement under the terms of the Corporation's retirement program, death or permanent disability prior to January 1 of the Plan Year, the Participant shall receive no Actual Bonus Award.

10.2 In the event a Participant terminates employment either voluntarily or involuntarily (other than by Cause as hereinafter defined) including by retirement under the terms of the Corporation's retirement program, death or permanent disability, subsequent to January 1 of the Plan Year, the Participant shall be eligible to receive a pro rata Actual Bonus Award based on the number of months completed in the Plan Year. Such pro rata payment, if any, shall be made in the manner set forth in Section 9 and paid at the end of the Plan Year in accordance with the terms of this Plan. A Participant who is terminated during the Plan Year for Cause shall receive no Actual Bonus Award.

10.3 For the purposes of this Plan, (i) a Participant shall be considered permanently disabled on the date that such Participant
          qualifies   for   long-
          term disability payments under the Corporation's long-term disability program: and (ii) "Cause" means (a) a material breach by the Participant of his job duties and obligations (other than as the result of an incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Participant's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Corporation and which is not remedied in a reasonable period of time after receipt of notice from the Corporation or (b) the conviction of the Participant of a felony involving moral turpitude.

10.4 In the event a Participant is cross-transferred to the Corporation, to another Division or to another Operating Unit
          ("Location") at the same Salary Grade, the Participant will continue participating in the Plan but the Actual Bonus Award will be pro rated based on the time and performance results achieved at each Location. The Participant will become an active Participant in the corresponding Plan for the Corporation, Division or the Operating Unit to which the Participant is transferred at the beginning of the next Plan if selected by the Committee as a Participant.

10.5 In the event a Participant is promoted to a new Salary Grade, the Participant's participation in the Plan will continue until the end of the Plan Year and will be eligible to receive an Actual Bonus Award as provided by the terms of the Plan. The Participant will become an active Participant at the new Salary Grade in the corresponding Plan for the Corporation, Division or Operating Unit to which the Participant is promoted at the beginning of the next Plan Year if selected by the Committee.

10.6 In the event of a demotion to a lower Salary Grade the Participant will continue participating in such Plan until the end of the Plan Year and receive an Actual Bonus Award as provided by the terms of the Plan. The

          Participant will become an active Participant in such Plan in effect at the new Salary Grade for the Corporation, Division or Operating Unit as a result of such demotion at the beginning of the next Plan Year if selected by the Committee as a Participant.

SECTION 11 - CHANGE OF CONTROL
------------------------------

In the event of a Change of Control of the Company as hereinafter defined below in this Section 11, not withstanding any other provision of this Plan to the contrary the greater of either the Target Bonus Award or Actual Bonus Award, for the Plan in which a Participant participates, shall become irrevocably due and payable to Participants on the date of such Change of Control. Payment shall be made to the Participant not later than thirty days after such Change of Control.

For the purposes of this agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by a corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Section 13 are satisfied; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger, consolidation in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, or the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no person (excluding the Company, an employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 15% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly, or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding the Company and any employee benefit plan (related trust) of the Company or such corporation and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 15% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, beneficially owns, directly or indirectly, 15% or more of, respectively the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) a least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or disposition of assets of the Company.

SECTION 12 - ADMINISTRATION AND MODIFICATION OF THE PLAN
--------------------------------------------------------

12.1 The Plan shall be administered by the Committee. The Committee shall have plenary authority, subject to the express provisions hereof, to resolve any questions arising under the Plan; to correct any defect or supply an omission or reconcile any inconsistency; to establish amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration and continued successful operation of the Plan. The Committee will have discretion at any time, or from time to time, to accelerate the time at which and the extent to which the Actual Bonus Award may be payable to Participants. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee shall act only by a majority of its members then in office and its actions shall be recorded in minutes of the Committee meetings which shall be conclusive of all such actions taken.

12.2 The Committee shall have the right but not an obligation to modify the Plan and to adjust Performance Goals, including but not limited to Earnings Per Share to reflect non-recurring financial changes or changes in business structure or organization including by way of illustration and not as a limitation changes in accounting methods or requirements; accounting adjustments not in the usual and ordinary course of business resulting in non-recurring charges or additions in income, assets, liabilities or stockholders equity; tax rates and Corporate reorganizations including: recapitalization, mergers, acquisitions, divestitures and spin-offs.

12.3 Unless otherwise amended by resolution of the Committee, the Chairman, who shall not be a Participant in the Plan, shall have the administrative power to act on behalf of the Committee to:

          (i)  select  and  designate  individual   Participants  for  Plan
               Participation as either Corporate Participants, Operating Unit Participants, or Division Participants;

          (ii) set Participant Salary Grades and Base Annual Salary;

          (iii) set Performance Goals;

          (iv) approve Participant Goals; and

          (v) determine the level of Participant Objectives achieved for the purpose of determining the percentage of the Target Bonus Opportunity achieved or not achieved, as the case may be, with respect to Participant Goals.

          The Chairman may delegate such administration to the Vice President of Human Resources and Administration as the Chairman determines.

SECTION 13 - AMENDMENT OR TERMINATION OF PLAN AND DURATION OF PLAN
------------------------------------------------------------------


13.1 Subject to the provisions of subsection 13.2 below, the Compensation Committee shall have the right at any time, from
          time  to  time,   without  notice
          to Participants to suspend, discontinue or amend this Plan in any respect whatsoever, except that administration of the Plan cannot be removed from the Compensation Committee.

13.2 Upon termination or discontinuance of the Plan, such Participants shall receive a pro rata amount of the Actual Bonus Award for the Plan Year based on the number of months completed in the Plan Year as of the date of the termination. Payment of such amount shall be in the manner provided in the Plan.

13.3 This Plan is an annual Plan and there is no obligation for the Committee or the Board of Directors to renew such Plan each Plan Year.

SECTION 14 - PLAN NOT A CONTRACT OF EMPLOYMENT
----------------------------------------------

Neither this Plan, nor participation in it, shall be construed in any manner as a contract of employment either expressed or implied. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Corporation for any period of time or to continue a Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or having been so selected, to be selected again as a Participant.

SECTION 15 - NON-ASSIGNABILITY OF RIGHTS
----------------------------------------

No Participant's interest in the Plan shall be sold, assigned, transferred, hypothecated, pledged, or otherwise disposed of by a Participant prior to the actual receipt of such payment except by Will, the law of decent and distribution or a qualified domestic relations order as defined by the Employee Retirement Income Security Act of 1974. Participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits the Plan will be paid in the event of their death before they receive any or all such benefit. Each designation will revoke all prior designations by the same Participant, shall be in the form prescribed by the Committee, and will be effective only when filed by the Participant with the Committee during the Participant's life time. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. Except as otherwise permitted by action taken by the Committee, the rights of any Participant under the Plan will immediately terminate if such Participant: (i) attempts to, or does sell or assign, transfer, hypothecate, pledge or otherwise dispose of any right hereunder prior to the right to receive payment except as permitted above or (i) becomes insolvent or bankrupt, or becomes involved in any matter which in the opinion of the Committee might result in a Participant's rights under the Plan being taken to satisfy the Participant's debts or liabilities.

IN WITNESS WHEREOF, the Board of Directors has caused this Plan to be signed by its duly appointed officers and its corporate seal to be hereunto affixed as of this 16th day of June 1997.

     /s/ James R. Wilson
By:________________________________
   Chairman of the Board, President
   and Chief Executive Officer
                                                               -Seal-

ATTESTED:

      /s/ Edwin M. North
By:__________________________
        Secretary

==============================================================================
                            THIOKOL CORPORATION
                            EXECUTIVE BONUS PLAN

                                 EXHIBIT A

                         LINEAR INTERPOLATION CHART
                            GROUP A PARTICIPANTS
                             EARNINGS PER SHARE
                              PERFORMANCE GOAL

==============================================================================

ACTUAL EPS ACHIEVED MEASURED                       PERCENTAGE OF TARGET BONUS
   AGAINST EPS GOAL                                  OPPORTUNITY WHICH MAY BE
                                                     EARNED AS AN ACTUAL BONUS
                                                                AWARD
------------------------------------------------------------------------------
       90%                                                          25%
------------------------------------------------------------------------------
       91%                                                        29.5%
------------------------------------------------------------------------------
       92%                                                          34%
------------------------------------------------------------------------------
       93%                                                        38.5%
------------------------------------------------------------------------------
       94%                                                          43%
------------------------------------------------------------------------------
       95%                                                        47.5%
------------------------------------------------------------------------------
       96%                                                          52%
------------------------------------------------------------------------------
       97%                                                        56.5%
------------------------------------------------------------------------------
       98%                                                          61%
------------------------------------------------------------------------------
       99%                                                        65.5%
------------------------------------------------------------------------------
      100%                                                          70%
------------------------------------------------------------------------------
      101%                                                        75.3%
------------------------------------------------------------------------------
      102%                                                        80.7%
------------------------------------------------------------------------------
      103%                                                          86%
------------------------------------------------------------------------------
      104%                                                        91.3%
------------------------------------------------------------------------------
      105%                                                        96.6%
------------------------------------------------------------------------------
      106%                                                         102%
------------------------------------------------------------------------------
      107%                                                       107.3%
------------------------------------------------------------------------------
      108%                                                       112.6%
------------------------------------------------------------------------------
      109%                                                         118%
------------------------------------------------------------------------------
      110%                                                       123.3%
------------------------------------------------------------------------------
      111%                                                       128.6%
------------------------------------------------------------------------------
      112%                                                         134%
------------------------------------------------------------------------------
      113%                                                       139.3%
------------------------------------------------------------------------------
      114%                                                       144.6%
------------------------------------------------------------------------------
      115%                                                         150%
------------------------------------------------------------------------------

==============================================================================
                            THIOKOL CORPORATION
                            EXECUTIVE BONUS PLAN

                                EXHIBIT A-1

                         LINEAR INTERPOLATION CHART
                            GROUP B PARTICIPANTS
                         OPERATING UNIT NET PROFIT
                              PERFORMANCE GOAL

==============================================================================

ACTUAL OPERATING UNIT NET PROFIT                 PERCENTAGE OF TARGET BONUS
    ACHIEVED MEASURED                             OPPORTUNITY WHICH MAY BE
 AGAINST OPERATING UNIT                            EARNED AS AN ACTUAL BONUS
    NET PROFIT GOAL                                         AWARD
------------------------------------------------------------------------------
         90%                                               25%
------------------------------------------------------------------------------
         91%                                             29.5%
------------------------------------------------------------------------------
         92%                                               34%
------------------------------------------------------------------------------
         93%                                             38.5%
------------------------------------------------------------------------------
         94%                                               43%
------------------------------------------------------------------------------
         95%                                             47.5%
------------------------------------------------------------------------------
         96%                                               52%
------------------------------------------------------------------------------
         97%                                             56.5%
------------------------------------------------------------------------------
         98%                                               61%
------------------------------------------------------------------------------
         99%                                             65.5%
------------------------------------------------------------------------------
        100%                                               70%
------------------------------------------------------------------------------
        101%                                             75.3%
------------------------------------------------------------------------------
        102%                                             80.7%
------------------------------------------------------------------------------
        103%                                               86%
------------------------------------------------------------------------------
        104%                                             91.3%
------------------------------------------------------------------------------
        105%                                             96.6%
------------------------------------------------------------------------------
        106%                                              102%
------------------------------------------------------------------------------
        107%                                            107.3%
------------------------------------------------------------------------------
        108%                                            112.6%
------------------------------------------------------------------------------
        109%                                              118%
------------------------------------------------------------------------------
        110%                                            123.3%
------------------------------------------------------------------------------
        111%                                            128.6%
------------------------------------------------------------------------------
        112%                                              134%
------------------------------------------------------------------------------
        113%                                            139.3%
------------------------------------------------------------------------------
        114%                                            144.6%
------------------------------------------------------------------------------
        115%                                              150%
------------------------------------------------------------------------------

==============================================================================
                            THIOKOL CORPORATION
                            EXECUTIVE BONUS PLAN

                                EXHIBIT A-2

                         LINEAR INTERPOLATION CHART
                            GROUP C PARTICIPANTS
                          DIVISION UNIT NET PROFIT
                              PERFORMANCE GOAL

==============================================================================

ACTUAL DIVISION NET PROFIT                      PERCENTAGE OF TARGET BONUS
ACHIEVED MEASURED AGAINST                         OPPORTUNITY WHICH MAY BE
DIVISION NET PRE-TAX                              EARNED AS AN ACTUAL BONUS
    PROFIT GOAL                                               AWARD
------------------------------------------------------------------------------
       90%                                                     25%
------------------------------------------------------------------------------
       91%                                                   29.5%
------------------------------------------------------------------------------
       92%                                                     34%
------------------------------------------------------------------------------
       93%                                                   38.5%
------------------------------------------------------------------------------
       94%                                                     43%
------------------------------------------------------------------------------
       95%                                                   47.5%
------------------------------------------------------------------------------
       96%                                                     52%
------------------------------------------------------------------------------
       97%                                                   56.5%
------------------------------------------------------------------------------
       98%                                                     61%
------------------------------------------------------------------------------
       99%                                                   65.5%
------------------------------------------------------------------------------
      100%                                                     70%
------------------------------------------------------------------------------
      101%                                                   75.3%
------------------------------------------------------------------------------
      102%                                                   80.7%
------------------------------------------------------------------------------
      103%                                                     86%
------------------------------------------------------------------------------
      104%                                                   91.3%
------------------------------------------------------------------------------
      105%                                                   96.6%
------------------------------------------------------------------------------
      106%                                                    102%
------------------------------------------------------------------------------
      107%                                                  107.3%
------------------------------------------------------------------------------
      108%                                                  112.6%
------------------------------------------------------------------------------
      109%                                                    118%
------------------------------------------------------------------------------
      110%                                                  123.3%
------------------------------------------------------------------------------
      111%                                                  128.6%
------------------------------------------------------------------------------
      112%                                                    134%
------------------------------------------------------------------------------
      113%                                                   39.3%
------------------------------------------------------------------------------
      114%                                                  144.6%
------------------------------------------------------------------------------
      115%                                                    150%
------------------------------------------------------------------------------